Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2020							2021							% Change		FX Impact(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	$7,010	$7,388	$14,398	$7,296	$21,694			12%	10%	—	—
Europe	2,567	2,136	4,703	2,453	7,156	2,697	9,853	2,553	2,689	5,242	2,661	7,903			8%	10%	2%	6%
Rest of the World	1,335	1,334	2,669	1,361	4,030	1,427	5,457	1,346	1,435	2,781	1,391	4,172			2%	4%	1%	2%
Other(a)	113	172	285	184	469	162	631	164	191	355	276	631			50%	35%	—	—
Total	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$11,073	$11,703	$22,776	$11,624	$34,400			10%	9%	—	1%

% of Revenues	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	62.8%	64.0%	63.4%	62.1%	62.9%	61.3%	62.5%	63.3%	63.1%	63.2%	62.8%	63.1%
Europe	23.8%	21.1%	22.5%	23.3%	22.8%	24.4%	23.2%	23.1%	23.0%	23.0%	22.9%	23.0%
Rest of the World	12.4%	13.2%	12.8%	12.9%	12.8%	12.9%	12.8%	12.2%	12.3%	12.2%	12.0%	12.1%
Other	1.0%	1.7%	1.3%	1.7%	1.5%	1.4%	1.5%	1.4%	1.6%	1.6%	2.3%	1.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a)    Other revenues include royalties and alliance-related revenues for products not sold by our regional commercial organizations.
(b)    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$10,541	$9,817	$20,358	$10,197	$30,555	$10,766	$41,321	$10,798	$11,405	$22,203	$11,243	$33,446			10%	9%
Alliance and other revenues	240	312	552	343	895	302	1,197	275	298	573	381	954			11%	7%
Total Revenues	10,781	10,129	20,910	10,540	31,450	11,068	42,518	11,073	11,703	22,776	11,624	34,400			10%	9%

Cost of products sold(a)	3,662	2,699	6,361	2,502	8,863	2,910	11,773	2,841	2,452	5,293	2,291	7,584			(8)%	(14)%
Marketing, selling and administrative	1,606	1,628	3,234	1,706	4,940	2,721	7,661	1,666	1,882	3,548	1,788	5,336			5%	8%
Research and development	2,372	2,522	4,894	2,499	7,393	3,750	11,143	2,225	3,271	5,496	3,251	8,747			30%	18%
IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—	—	—	—	—			N/A	N/A
Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513	2,547	5,060	2,546	7,606			2%	6%
Other (income)/expense, net	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	(702)	(2)	(704)	(409)	(1,113)			(55)%	**
Total Expenses	11,085	8,502	19,587	8,283	27,870	21,519	49,389	8,543	10,150	18,693	9,467	28,160			14%	1%

Earnings/(Loss) Before Income Taxes	(304)	1,627	1,323	2,257	3,580	(10,451)	(6,871)	2,530	1,553	4,083	2,157	6,240			(4)%	74%
Provision/(Benefit) for Income Taxes	462	1,707	2,169	379	2,548	(424)	2,124	501	492	993	605	1,598			60%	(37)%
Net Earnings/(Loss)	(766)	(80)	(846)	1,878	1,032	(10,027)	(8,995)	2,029	1,061	3,090	1,552	4,642			(17)%	**
Noncontrolling Interest	9	5	14	6	20	—	20	8	6	14	6	20			—	—
Net Earnings/(Loss) Attributable to BMS	$(775)	$(85)	$(860)	$1,872	$1,012	$(10,027)	$(9,015)	$2,021	$1,055	$3,076	$1,546	$4,622			(17)%	**

Diluted Earnings/(Loss) per Common Share*	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	$0.89	$0.47	$1.36	$0.69	$2.05			(16)%	**
Weighted-Average Common Shares Outstanding - Diluted	2,258	2,263	2,261	2,290	2,295	2,252	2,258	2,265	2,252	2,258	2,243	2,253			—	—
Dividends declared per common share	$0.45	$0.45	$0.90	$0.45	$1.35	$0.49	$1.84	$0.49	$0.49	$0.98	$0.49	$1.47			9%	9%

	2020							2021
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	66.0%	73.4%	69.6%	76.3%	71.8%	73.7%	72.3%	74.3%	79.0%	76.8%	80.3%	78.0%

Other Ratios
Effective tax rate	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%	19.8%	31.7%	24.3%	28.0%	25.6%

Other (income)/expense, net	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$362	$357	$719	$346	$1,065	$355	$1,420	$353	$330	$683	$328	$1,011			(5)%	(5)%
Contingent consideration	556	(165)	391	(988)	(597)	(1,160)	(1,757)	(510)	—	(510)	—	(510)			(100)%	(15)%
Royalties and licensing income	(410)	(311)	(721)	(403)	(1,124)	(403)	(1,527)	(367)	(405)	(772)	(425)	(1,197)			5%	6%
Equity investment (gains)/losses	338	(818)	(480)	(244)	(724)	(504)	(1,228)	(601)	(148)	(749)	(465)	(1,214)			91%	68%
Integration expenses	174	166	340	195	535	182	717	141	152	293	141	434			(28)%	(19)%
Provision for restructuring	160	115	275	176	451	79	530	45	78	123	27	150			(85)%	(67)%
Litigation and other settlements	32	(1)	31	10	41	(235)	(194)	(8)	44	36	13	49			30%	20%
Transition and other service fees	(61)	(50)	(111)	(18)	(129)	(20)	(149)	(15)	(22)	(37)	(6)	(43)			(67)%	(67)%
Investment income	(61)	(25)	(86)	(13)	(99)	(22)	(121)	(9)	(12)	(21)	(12)	(33)			(8)%	(67)%
Reversion excise tax	76	—	76	—	76	—	76	—	—	—	—	—			N/A	(100)%
Divestiture losses/(gains)	(16)	9	(7)	1	(6)	(49)	(55)	—	(11)	(11)	2	(9)			100%	50%
Intangible asset impairment	—	21	21	—	21	—	21	—	—	—	—	—			N/A	(100)%
Loss on debt redemption	—	—	—	—	—	—	—	281	—	281	—	281			N/A	N/A
Other	13	(34)	(21)	23	2	(49)	(47)	(12)	(8)	(20)	(12)	(32)			**	**
Other (income)/expense, net	$1,163	$(736)	$427	$(915)	$(488)	$(1,826)	$(2,314)	$(702)	$(2)	$(704)	$(409)	$(1,113)			(55)%	**
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED SEPTEMBER 30, 2021
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2021	2020	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2021 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$11,624	$10,540	$1,084	10%	$60	$11,564	—	10%
Gross profit	9,333	8,038	1,295	16%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	9,430	8,497	933	11%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	81.1%	80.6%

Marketing, selling and administrative	1,788	1,706	82	5%	(10)	1,778	(1)%	4%
Marketing, selling and administrative excluding specified items(a)	1,787	1,700	87	5%	(10)	1,777	—	5%

Marketing, selling and administrative excluding specified items as a % of revenues	15.4%	16.1%

Research and development	3,251	2,499	752	30%	(3)	3,248	—	30%
Research and development excluding specified items(a)	2,439	2,276	163	7%	(3)	2,436	—	7%

Research and development excluding specified items as a % of revenues	21.0%	21.6%

YEAR-TO-DATE	2021	2020	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2021 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$34,400	$31,450	$2,950	9%	$559	$33,841	1%	8%
Gross profit	26,816	22,587	4,229	19%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	27,419	25,212	2,207	9%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	79.7%	80.2%

Marketing, selling and administrative	5,336	4,940	396	8%	(76)	5,260	(2)%	6%
Marketing, selling and administrative excluding specified items(a)	5,335	4,902	433	9%	(76)	5,259	(2)%	7%

Marketing, selling and administrative excluding specified items as a % of revenues	15.5%	15.6%

Research and development	8,747	7,393	1,354	18%	(31)	8,716	—	18%
Research and development excluding specified items(a)	6,924	6,700	224	3%	(31)	6,893	—	3%

Research and development excluding specified items as a % of revenues	20.1%	21.3%
*    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$2,915	$2,884	$5,799	$3,027	$8,826	$3,280	$12,106	$2,944	$3,202	$6,146	$3,347	$9,493			$320	$667	11%	8%
Eliquis	2,641	2,163	4,804	2,095	6,899	2,269	9,168	2,886	2,792	5,678	2,413	8,091			318	1,192	15%	17%
Opdivo	1,766	1,653	3,419	1,780	5,199	1,793	6,992	1,720	1,910	3,630	1,905	5,535			125	336	7%	6%
Orencia	714	750	1,464	826	2,290	867	3,157	758	814	1,572	870	2,442			44	152	5%	7%
Pomalyst/Imnovid	713	745	1,458	777	2,235	835	3,070	773	854	1,627	851	2,478			74	243	10%	11%
Sprycel	521	511	1,032	544	1,576	564	2,140	470	541	1,011	551	1,562			7	(14)	1%	(1)%
Yervoy	396	369	765	446	1,211	471	1,682	456	510	966	515	1,481			69	270	15%	22%
Abraxane	300	308	608	342	950	297	1,247	314	296	610	266	876			(76)	(74)	(22)%	(8)%
Empliciti	97	97	194	96	290	91	381	85	86	171	82	253			(14)	(37)	(15)%	(13)%
Reblozyl	8	55	63	96	159	115	274	112	128	240	160	400			64	241	67%	**
Inrebic	12	15	27	13	40	15	55	16	16	32	22	54			9	14	69%	35%
Onureg	—	—	—	3	3	14	17	15	12	27	21	48			18	45	**	**
Zeposia	—	1	1	2	3	9	12	18	28	46	40	86			38	83	**	**
Breyanzi	—	—	—	—	—	—	—	—	17	17	30	47			30	47	N/A	N/A
Abecma	—	—	—	—	—	—	—	—	24	24	71	95			71	95	N/A	N/A

Established Brands
Vidaza	158	126	284	106	390	65	455	54	45	99	36	135			(70)	(255)	(66)%	(65)%
Baraclude	122	121	243	100	343	104	447	113	109	222	105	327			5	(16)	5%	(5)%
Other Brands(a)	418	331	749	287	1,036	279	1,315	339	319	658	339	997			52	(39)	18%	(4)%

Total	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$11,073	$11,703	$22,776	$11,624	$34,400			$1,084	$2,950	10%	9%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$1,966	$2,048	$4,014	$2,080	$6,094	$2,197	$8,291	$1,958	$2,164	$4,122	$2,303	$6,425			11%	5%
Eliquis	1,777	1,363	3,140	1,118	4,258	1,227	5,485	1,923	1,722	3,645	1,315	4,960			18%	16%
Opdivo	1,008	956	1,964	1,018	2,982	963	3,945	944	1,076	2,020	1,062	3,082			4%	3%
Orencia	500	554	1,054	588	1,642	626	2,268	536	593	1,129	644	1,773			10%	8%
Pomalyst/Imnovid	489	522	1,011	548	1,559	577	2,136	512	567	1,079	586	1,665			7%	7%
Sprycel	300	308	608	336	944	351	1,295	275	325	600	346	946			3%	—
Yervoy	257	254	511	309	820	304	1,124	294	328	622	313	935			1%	14%
Abraxane	205	218	423	236	659	214	873	225	234	459	211	670			(11)%	2%
Empliciti	59	59	118	59	177	53	230	51	51	102	48	150			(19)%	(15)%
Reblozyl	8	55	63	92	155	104	259	98	110	208	147	355			60%	**
Inrebic	12	15	27	13	40	15	55	15	15	30	20	50			54%	25%
Onureg	—	—	—	3	3	14	17	14	12	26	21	47			**	**
Zeposia	—	1	1	2	3	7	10	13	20	33	32	65			**	**
Breyanzi	—	—	—	—	—	—	—	—	17	17	29	46			N/A	N/A
Abecma	—	—	—	—	—	—	—	—	24	24	67	91			N/A	N/A

Established Brands
Vidaza	2	—	2	—	2	—	2	5	2	7	1	8			N/A	**
Baraclude	3	3	6	3	9	3	12	4	2	6	2	8			(33)%	(11)%
Other Brands(a)	180	131	311	137	448	127	575	143	126	269	149	418			9%	(7)%

Total(b)	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	$7,010	$7,388	$14,398	$7,296	$21,694			12%	10%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)    Includes Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							% Change(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$949	$836	$1,785	$947	$2,732	$1,083	$3,815	$986	$1,038	$2,024	$1,044	$3,068			10%	12%
Eliquis	864	800	1,664	977	2,641	1,042	3,683	963	1,070	2,033	1,098	3,131			12%	19%
Opdivo	758	697	1,455	762	2,217	830	3,047	776	834	1,610	843	2,453			11%	11%
Orencia	214	196	410	238	648	241	889	222	221	443	226	669			(5)%	3%
Pomalyst/Imnovid	224	223	447	229	676	258	934	261	287	548	265	813			16%	20%
Sprycel	221	203	424	208	632	213	845	195	216	411	205	616			(1)%	(3)%
Yervoy	139	115	254	137	391	167	558	162	182	344	202	546			47%	40%
Abraxane	95	90	185	106	291	83	374	89	62	151	55	206			(48)%	(29)%
Empliciti	38	38	76	37	113	38	151	34	35	69	34	103			(8)%	(9)%
Reblozyl	—	—	—	4	4	11	15	14	18	32	13	45			**	**
Inrebic	—	—	—	—	—	—	—	1	1	2	2	4			N/A	N/A
Onureg	—	—	—	—	—	—	—	1	—	1	—	1			N/A	N/A
Zeposia	—	—	—	—	—	2	2	5	8	13	8	21			N/A	N/A
Breyanzi	—	—	—	—	—	—	—	—	—	—	1	1			N/A	N/A
Abecma	—	—	—	—	—	—	—	—	—	—	4	4			N/A	N/A

Established Brands
Vidaza	156	126	282	106	388	65	453	49	43	92	35	127			(67)%	(67)%
Baraclude	119	118	237	97	334	101	435	109	107	216	103	319			6%	(4)%
Other Brands(a)	238	200	438	150	588	152	740	196	193	389	190	579			27%	(2)%

Total	$4,015	$3,642	$7,657	$3,998	$11,655	$4,286	$15,941	$4,063	$4,315	$8,378	$4,328	$12,706			8%	9%
(a)    Includes products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)    The foreign exchange impact on international revenues was favorable 2% for the third quarter and 5% year-to-date. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Revlimid	10%	2%	8%	12%	5%	7%
Eliquis	12%	2%	10%	19%	6%	13%
Opdivo	11%	1%	10%	11%	4%	7%
Orencia	(5)%	—	(5)%	3%	3%	—
Pomalyst/Imnovid	16%	1%	15%	20%	4%	16%
Sprycel	(1)%	—	(1)%	(3)%	3%	(6)%
Yervoy	47%	2%	45%	40%	6%	34%
Abraxane	(48)%	1%	(49)%	(29)%	3%	(32)%
Empliciti	(8)%	(1)%	(7)%	(9)%	2%	(11)%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$1,420	$714	$2,134	$456	$2,590	$98	$2,688	$79	$88	$167	$97	$264
Intangible asset impairment	—	—	—	—	—	575	575	315	—	315	—	315
Employee compensation charges	2	1	3	—	3	1	4	—	—	—	—	—
Site exit and other costs	16	13	29	3	32	1	33	23	1	24	—	24
Cost of products sold	1,438	728	2,166	459	2,625	675	3,300	417	89	506	97	603

Employee compensation charges	15	12	27	7	34	241	275	—	1	1	—	1
Site exit and other costs	6	(1)	5	(1)	4	—	4	(1)	—	(1)	1	—
Marketing, selling and administrative	21	11	32	6	38	241	279	(1)	1	—	1	1

License and asset acquisition charges	25	300	325	203	528	475	1,003	—	780	780	200	980
IPRD impairments	—	—	—	—	—	470	470	—	230	230	610	840
Inventory purchase price accounting adjustments	17	—	17	8	25	11	36	—	—	—	1	1
Employee compensation charges	18	15	33	8	41	241	282	1	—	1	—	1
Site exit and other costs	56	39	95	4	99	16	115	—	—	—	1	1
Research and development	116	354	470	223	693	1,213	1,906	1	1,010	1,011	812	1,823

IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—	—	—	—	—

Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513	2,547	5,060	2,546	7,606

Interest expense(a)	(41)	(41)	(82)	(40)	(122)	(37)	(159)	(34)	(28)	(62)	(29)	(91)
Contingent consideration	556	(165)	391	(988)	(597)	(1,160)	(1,757)	(510)	—	(510)	—	(510)
Royalties and licensing income	(83)	(18)	(101)	(53)	(154)	(14)	(168)	(14)	(15)	(29)	—	(29)
Equity investment (gains)/losses	339	(818)	(479)	(214)	(693)	(463)	(1,156)	(608)	(154)	(762)	(465)	(1,227)
Integration expenses	174	166	340	195	535	182	717	141	152	293	141	434
Provision for restructuring	160	115	275	176	451	79	530	45	78	123	27	150
Litigation and other settlements	—	—	—	—	—	(239)	(239)	—	—	—	—	—
Reversion excise tax	76	—	76	—	76	—	76	—	—	—	—	—
Divestiture losses/(gains)	(16)	9	(7)	1	(6)	(49)	(55)	—	(11)	(11)	2	(9)
Loss on debt redemption	—	—	—	—	—	—	—	281	—	281	—	281
Other (income)/expense, net	1,165	(752)	413	(923)	(510)	(1,701)	(2,211)	(699)	22	(677)	(324)	(1,001)

Increase to pretax income	5,022	2,730	7,752	2,256	10,008	14,392	24,400	2,231	3,669	5,900	3,132	9,032

Income taxes on items above	(291)	(3)	(294)	(405)	(699)	(1,034)	(1,733)	(300)	(388)	(688)	(183)	(871)
Income taxes attributed to Otezla® divestiture	—	255	255	11	266	—	266	—	—	—	—	—
Income taxes attributed to internal transfer of intangible assets	—	853	853	—	853	—	853	—	—	—	—	—
Income taxes	(291)	1,105	814	(394)	420	(1,034)	(614)	(300)	(388)	(688)	(183)	(871)

Increase to net earnings	$4,731	$3,835	$8,566	$1,862	$10,428	$13,358	$23,786	$1,931	$3,281	$5,212	$2,949	$8,161
(a)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$7,119	$7,430	$14,549	$8,038	$22,587	$8,158	$30,745	$8,232	$9,251	$17,483	$9,333	$26,816
Specified items(a)	1,438	728	2,166	459	2,625	675	3,300	417	89	506	97	603
Gross profit excluding specified items	8,557	8,158	16,715	8,497	25,212	8,833	34,045	8,649	9,340	17,989	9,430	27,419

Marketing, selling and administrative	1,606	1,628	3,234	1,706	4,940	2,721	7,661	1,666	1,882	3,548	1,788	5,336
Specified items(a)	(21)	(11)	(32)	(6)	(38)	(241)	(279)	1	(1)	—	(1)	(1)
Marketing, selling and administrative excluding specified items	1,585	1,617	3,202	1,700	4,902	2,480	7,382	1,667	1,881	3,548	1,787	5,335

Research and development	2,372	2,522	4,894	2,499	7,393	3,750	11,143	2,225	3,271	5,496	3,251	8,747
Specified items(a)	(116)	(354)	(470)	(223)	(693)	(1,213)	(1,906)	(1)	(1,010)	(1,011)	(812)	(1,823)
Research and development excluding specified items	2,256	2,168	4,424	2,276	6,700	2,537	9,237	2,224	2,261	4,485	2,439	6,924

IPRD charge –MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—	—	—	—	—
Specified items(a)	—	—	—	—	—	(11,438)	(11,438)	—	—	—	—	—
IPRD charge –MyoKardia acquisition excluding specified items	—	—	—	—	—	—	—	—	—	—	—	—

Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513	2,547	5,060	2,546	7,606
Specified items(a)	(2,282)	(2,389)	(4,671)	(2,491)	(7,162)	(2,526)	(9,688)	(2,513)	(2,547)	(5,060)	(2,546)	(7,606)
Amortization of acquired intangible assets excluding specified items	—	—	—	—	—	—	—	—	—	—	—	—

Other (income)/expense, net	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	(702)	(2)	(704)	(409)	(1,113)
Specified items(a)	(1,165)	752	(413)	923	510	1,701	2,211	699	(22)	677	324	1,001
Other (income)/expense, net excluding specified items	(2)	16	14	8	22	(125)	(103)	(3)	(24)	(27)	(85)	(112)
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings/(Loss) before income taxes	$(304)	$1,627	$1,323	$2,257	$3,580	$(10,451)	$(6,871)	$2,530	$1,553	$4,083	$2,157	$6,240
Specified items(a)	5,022	2,730	7,752	2,256	10,008	14,392	24,400	2,231	3,669	5,900	3,132	9,032
Earnings before income taxes excluding specified items	4,718	4,357	9,075	4,513	13,588	3,941	17,529	4,761	5,222	9,983	5,289	15,272

Provision/(Benefit) for income taxes	462	1,707	2,169	379	2,548	(424)	2,124	501	492	993	605	1,598
Income taxes on specified items(a)	291	3	294	405	699	1,034	1,733	300	388	688	183	871
Income taxes attributed to Otezla® divestiture(a)	—	(255)	(255)	(11)	(266)	—	(266)	—	—	—	—	—
Income taxes attributed to internal transfer of intangible assets(a)	—	(853)	(853)	—	(853)	—	(853)	—	—	—	—	—
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	753	602	1,355	773	2,128	610	2,738	801	880	1,681	788	2,469

Noncontrolling Interest	9	5	14	6	20	—	20	8	6	14	6	20
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	9	5	14	6	20	—	20	8	6	14	6	20

Net Earnings/(Loss) attributable to BMS used for Diluted EPS Calculation - GAAP	(775)	(85)	(860)	1,872	1,012	(10,027)	(9,015)	2,021	1,055	3,076	1,546	4,622
Specified items(a)	4,731	3,835	8,566	1,862	10,428	13,358	23,786	1,931	3,281	5,212	2,949	8,161
Net Earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	3,956	3,750	7,706	3,734	11,440	3,331	14,771	3,952	4,336	8,288	4,495	12,783

Weighted-average Common Shares Outstanding - Diluted-GAAP	2,258	2,263	2,261	2,290	2,295	2,252	2,258	2,265	2,252	2,258	2,243	2,253
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	2,298	2,297	2,298	2,290	2,295	2,286	2,293	2,265	2,252	2,258	2,243	2,253

Diluted Earnings/(Loss) Per Share - GAAP*	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	$0.89	$0.47	$1.36	$0.69	$2.05
Diluted Earnings Per Share attributable to specified items(a)	2.06	1.67	3.73	0.81	4.54	5.91	10.43	0.85	1.46	2.31	1.31	3.62
Diluted Earnings Per Share - Non-GAAP*	$1.72	$1.63	$3.35	$1.63	$4.98	$1.46	$6.44	$1.74	$1.93	$3.67	$2.00	$5.67

Effective Tax Rate	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%	19.8%	31.7%	24.3%	28.0%	25.6%
Specified items(a)	168.0%	(91.1)%	(149.0)%	0.3%	(55.5)%	11.4%	46.5%	(3.0)%	(14.8)%	(7.5)%	(13.1)%	(9.4)%
Effective Tax Rate excluding specified items	16.0%	13.8%	14.9%	17.1%	15.7%	15.5%	15.6%	16.8%	16.9%	16.8%	14.9%	16.2%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Cash and cash equivalents	$15,817	$19,934	$19,435	$14,546	$10,982	$11,024	$13,540
Marketable debt securities - current	2,505	1,724	1,720	1,285	1,948	1,946	2,123
Marketable debt securities - non-current	651	523	495	433	288	143	46
Cash, cash equivalents and marketable debt securities	18,973	22,181	21,650	16,264	13,218	13,113	15,709

Short-term debt obligations	(3,862)	(4,819)	(3,585)	(2,340)	(1,777)	(2,655)	(5,065)
Long-term debt	(42,844)	(41,853)	(41,364)	(48,336)	(44,505)	(42,503)	(39,677)
Net debt position	$(27,733)	$(24,491)	$(23,299)	$(34,412)	$(33,064)	$(32,045)	$(29,033)

BRISTOL-MYERS SQUIBB COMPANY
2021 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2021
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$2.68 to $2.83

Projected Specified Items:
Purchase price accounting adjustments(a)	4.60	0.42	4.18
Acquisition, restructuring and integration expenses(b)	0.35	0.08	0.27
Equity investment gains and contingent consideration	(0.77)	(0.13)	(0.64)
Research and development license and asset acquisition charges	0.44	0.06	0.38
Intangible asset impairment	0.51	0.06	0.45
Loss on debt redemption	0.13	0.03	0.10
Other	(0.03)	(0.01)	(0.02)
Total	5.23	0.51	4.72

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$7.40 to $7.55
(a)    Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b)    Includes acquisition-related restructuring and integration expenses recognized primarily in Other (income)/expense, net.

The following table summarizes the company's 2021 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	Increasing high-single digits	Increasing high-single digits

Gross margin as a percent of revenue	Approximately 79%	Approximately 80%

Marketing, selling and administrative expense	In line with 2020	Increasing low-single digits

Research and development expense	Increasing low-single digits	Increasing mid-single digits

Effective tax rate	Approximately 26%	Approximately 16.5%

The GAAP financial results for the full year of 2021 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, research and development license and asset acquisition charges, impairment of intangible assets, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction and equity investment and contingent value rights fair value adjustments (including fair value adjustments attributed to limited partnership equity method investments), among other items. The 2021 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Third Quarter Financial Results for 2021 on October 27, 2021, including “2021 Financial Guidance” and “Use of non-GAAP Financial Information” therein.